Exhibit 99.1

Fulgent Reports Fourth Quarter and Full Year 2025 Financial Results

•
Revenue of $83.3 million, growing 9% year-over-year
•
GAAP gross profit of $32.6 million, or GAAP gross margin of 39.1%; Non-GAAP gross profit of $34.2 million, or Non-GAAP gross margin of 41.0%
•
GAAP loss of $23.4 million, or ($0.76) per share; Non-GAAP income of $5.2 million, or $0.16 per share
•
Ended the year with $705.5 million of cash, cash equivalents, restricted cash, and investments in marketable securities, excluding an anticipated tax refund of approximately $106.3 million

EL MONTE, CA, February 27, 2026 — Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent,” or the “Company”), a technology-based company with a well-established laboratory services business and a therapeutic development business, today announced financial results for its fourth quarter and full year ended December 31, 2025.

Fourth Quarter 2025 Results:

•
Revenue of $83.3 million, growing 9% year-over-year
•
GAAP loss of $23.4 million, or ($0.76) per share
•
Non-GAAP income of $5.2 million, or $0.16 per share
•
Adjusted EBITDA loss of $4.5 million

Full Year 2025 Results:

•
Revenue of $322.7 million, growing 14% year-over-year
•
GAAP loss of $60.5 million, or ($1.97) per share
•
Non-GAAP income of $13.2 million, or $0.42 per share
•
Adjusted EBITDA loss of $9.4 million

Non-GAAP income (loss), non-GAAP income (loss) per share, adjusted EBITDA income (loss), non-GAAP gross profit and margin, and non-GAAP operating income (loss) and margin, are described below under “Note Regarding Non-GAAP Financial Measures” and are reconciled to the most directly comparable GAAP financial measure, GAAP income (loss), GAAP gross profit and margin, and GAAP operating income (loss) and margin, in the accompanying tables.

Ming Hsieh, Chairman of the Board of Directors and Chief Executive Officer, said, “I am pleased with the progress we made in 2025 as we delivered on our strategic and product innovation roadmap. The laboratory services business sustained momentum, and the business is benefiting from the investments we made in AI and digital pathology solutions. We also accelerated progress on our therapeutic development pipeline in 2025 for both clinical candidates, as FID-007 advanced through Phase 2 and FID-022 is progressing through Phase 1. We expect continued progress this year, and we believe the strategic investments we have made in our technology and capabilities will have a significant impact over the long term as we strive to expand our market reach.”

Paul Kim, Chief Financial Officer, said, “In 2025, we demonstrated strong momentum as we delivered growth in our laboratory services business and drove margin improvements due to streamlined operations and enhanced efficiencies. As we look to 2026, our revenue guidance reflects the impact of our largest customer moving a significant volume of its work in-house, but we believe the strategic initiatives we have made coupled with potential contribution from the acquisition of Bako and Strata Dx will help partially or fully offset this impact in the second half of the year. We have a strong cash position, and believe we are well positioned for longer term growth.”

Outlook:

For the full year 2026, Fulgent expects:

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Revenue of approximately $350.0 million
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Non-GAAP loss of approximately ($1.45) per share
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Cash, cash equivalents, restricted cash, and investments in marketable securities of approximately $685.0 million *

*Cash expenditures may be higher or lower than currently estimated due to a variety of factors and circumstances, including as a result of the Company’s ongoing stock repurchase program, or other expenditures outside the ordinary course of business, including M&A. This number further assumes receipt of approximately $106 million in tax refunds prior to December 31, 2026, which have been delayed as a result of the government shutdown in the fourth quarter of 2025, and assumes the Bako and StrataDx acquisition of $56 million, capital purchases of $12 million, and spend on the therapeutic development business of $26 million.

Conference Call Information

Fulgent will host a conference call for the investment community today at 8:30 AM ET (5:30 AM PT) to discuss its fourth quarter and full year 2025 results. The call may be accessed through a live audio webcast in the Investor Relations section of the Company’s website, http://ir.fulgentgenetics.com. An audio replay will be available at the same location.

Note Regarding Non-GAAP Financial Measures

Certain information set forth in this press release and/or to be discussed on the Company’s earnings call, including non-GAAP income (loss), non-GAAP income (loss) per share, adjusted EBITDA income (loss), non-GAAP gross profit and margin, and non-GAAP operating income (loss) and margin, are non-GAAP financial measures. Fulgent believes this information is useful to investors because it provides a basis for measuring the performance of the Company’s business, excluding certain income or expense items that management believes are not directly attributable to the Company’s operating results. Fulgent defines non-GAAP income (loss) as net income (loss) calculated in accordance with accounting principles generally accepted in the United States of America, or GAAP, plus amortization of intangible assets, plus equity-based compensation expenses, plus impairment loss of investments, plus acquisition-related costs, which include one-time banker fee, legal, valuation, due diligence, and closing costs, plus one-time professional liability expense, plus or minus the non-GAAP tax effect, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. The non-GAAP tax effect was calculated by excluding from the GAAP provision the impact of the amortization of intangible assets, equity-based compensation expenses, impairment loss of investments, acquisition-related costs, and a one-time professional liability expense. Fulgent defines adjusted EBITDA income (loss) as GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus equity-based compensation expenses, plus insurance expense related to transferable tax credits, plus depreciation and amortization, plus impairment loss of investments, plus acquisition-related costs, plus one-time professional liability expense, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. Fulgent defines non-GAAP gross profit as gross profit calculated in accordance with GAAP plus equity-based compensation included in cost of revenue as shown in the table below. Fulgent defines non-GAAP gross margin by taking non-GAAP gross profit and dividing it by GAAP revenue. Fulgent defines non-GAAP operating profit (loss) by taking GAAP operating profit (loss) and adding equity-based compensation, amortization of intangible assets, acquisition-related costs, and a one-time professional liability expense. Non-GAAP operating margin is calculated by taking non-GAAP operating profit (loss) and dividing it by GAAP revenue. Fulgent may continue to incur expenses similar to the items added to or subtracted from the GAAP financial measures, and, accordingly, the exclusion of these items in the presentation of these non-GAAP financial measures should not be construed as an implication that these items are unusual, infrequent or non-recurring. Management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measure in evaluating the Company’s operating performance and for internal planning and budgeting. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by Fulgent may not be comparable to similarly titled metrics reported by other companies. The Company does not provide reconciliations of forward-looking non-GAAP measures to the most directly comparable GAAP measures because the information necessary to calculate such reconciliations is unavailable on a forward‑looking basis without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amounts of items that would be included in the GAAP measures, including, but not limited to, equity‑based compensation, tax effects, acquisition-related items, one-time professional liability expense, and potential impairments, any of which could be material. The Company is also unable to predict the probable significance of such items.

About Fulgent

Fulgent is a technology-based company with a well-established laboratory services business and a therapeutic development business. Fulgent’s laboratory services business includes technical laboratory and testing services and professional interpretation of laboratory results by licensed physicians. Fulgent’s therapeutic development business is focused on developing drug candidates for treating a broad range of cancers using a novel nanoencapsulation and targeted therapy platform designed to improve the therapeutic window and pharmacokinetic profile of new and existing cancer drugs. The Company aims to transform from a diagnostic business into a fully integrated precision medicine company.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward‑looking statements are often identified by words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "guidance," "intend," "may," "plan," "project," "should," "target," "will," and similar expressions. Examples of forward-looking statements in this press release include statements about, among other things: future performance; guidance, including guidance regarding expected quarterly and annual financial results, revenue, GAAP loss, non-GAAP loss, and cash, cash equivalents, restricted cash, and investments in marketable securities; evaluations and judgments regarding the stability of certain revenue sources, the Company’s cash position and sufficiency of its resources, momentum, trajectory, vision, future opportunities and future growth of the Company’s testing and laboratory services, technologies and expansion; any references (express or implied) to the future closing of the StrataDx and Bako Diagnostics acquisitions; the potential benefits of the StrataDx and Bako Diagnostics acquisitions, including any potential or expected revenue; the Company’s research and development efforts, including any implications that the results of earlier clinical trials will be representative or consistent with later clinical trials, the expected timing of enrollment and regulatory filings for these trials and the availability of data or results of these trials, including any implication that interim or preliminary data will be representative of final data; the Company’s identification and evaluation of opportunities and its ability to capitalize on opportunities, capture market share, or expand its presence in certain markets; and the Company’s ability to continue to grow its business.

Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the Company’s future performance, and they are based on management’s current assumptions, expectations, and beliefs concerning future developments and their potential effect on the Company’s business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur, and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others: the market potential for, and the rate and degree of market adoption of, the Company’s tests; its ability to maintain turnaround times and otherwise keep pace with rapidly changing technology; the Company’s ability to maintain the low internal costs of its business model; the Company’s ability to maintain an acceptable margin; risks related to volatility in the Company’s results, which can fluctuate significantly from period to period; risks associated with the composition of the Company’s customer base, which can fluctuate from period to period and can be comprised of a small number of customers that account for a significant portion of the Company’s revenue; dependence on a limited number of customers, including risks that any such customer may reduce, delay, or internalize testing volumes; risks related to the Company's acquisitions, including Bako and StrataDx, such as integration challenges, costs, and the Company's ability to realize expected benefits on anticipated timelines; the Company’s level of success in obtaining coverage and adequate reimbursement and collectability levels from third-party payors for its tests and testing services; the Company’s level of success in establishing and obtaining the intended benefits from partnerships, strategic investments, joint ventures, acquisitions, or other relationships; the success of the Company’s development efforts, including the Company’s ability to progress its candidates through clinical trials on the timelines expected; the Company’s compliance with the various evolving and complex laws and regulations applicable to its business and its industry; and the Company’s ability to protect its proprietary technology and intellectual property. As a result of these risks and uncertainties, forward-looking statements should not be relied on or viewed as predictions of future events.

The forward-looking statements made in this press release speak only as of the date of this press release, and the Company assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law.

The Company’s reports filed with the U.S. Securities and Exchange Commission, or the SEC, including its annual report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 28, 2025, and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website and on the SEC's website at www.sec.gov upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release.

Investor Relations Contact:

The Blueshirt Group

Lauren Sloane, lauren@blueshirtgroup.com

FULGENT GENETICS, INC.
Condensed Consolidated Balance Sheet Data
December 31, 2025, and December 31, 2024
(in thousands)

	December 31, 2025	December 31, 2024
ASSETS:
Cash and cash equivalents	$50,193	$55,144
Investments in marketable securities	655,153	773,313
Accounts receivable, net	84,762	69,021
Property, plant, and equipment, net	112,549	105,549
Other assets	310,868	216,937
Total assets	$1,213,525	$1,219,964
LIABILITIES & EQUITY:
Accounts payable, accrued liabilities and other liabilities	$106,810	$90,805
Total stockholders’ equity	1,106,715	1,129,159
Total liabilities & equity	$1,213,525	$1,219,964

FULGENT GENETICS, INC.
Condensed Consolidated Statement of Operations Data
Three and Twelve Months Ended December 31, 2025, and 2024
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenue	$83,336	$76,214	$322,671	$283,470
Cost of revenue (1)	50,754	44,365	191,796	176,255
Gross profit	32,582	31,849	130,875	107,215
Operating expenses
Research and development (1)	14,170	12,113	53,905	48,816
Selling and marketing (1)	10,978	9,538	43,371	36,246
General and administrative (1)	41,646	24,341	116,664	88,106
Amortization of intangible assets	2,026	1,992	8,031	7,965
Total operating expenses	68,820	47,984	221,971	181,133
Operating loss	(36,238)	(16,135)	(91,096)	(73,918)
Interest income	6,936	8,123	30,919	31,304
Interest expense	(16)	(40)	(75)	170
Impairment loss	—	—	(9,926)	(10,073)
Other income, net	44	7	153	561
Total other income, net	6,964	8,090	21,071	21,962
Loss before income taxes	(29,274)	(8,045)	(70,025)	(51,956)
Benefit from income taxes	(5,624)	(1,855)	(8,394)	(8,136)
Net loss from consolidated operations	(23,650)	(6,190)	(61,631)	(43,820)
Net loss attributable to noncontrolling interests	232	302	1,118	1,112
Net loss attributable to Fulgent	$(23,418)	$(5,888)	$(60,513)	$(42,708)

Net loss per common share attributable to Fulgent:
Basic	$(0.76)	$(0.19)	$(1.97)	$(1.41)
Diluted	$(0.76)	$(0.19)	$(1.97)	$(1.41)
Weighted-average common shares:
Basic	30,981	30,652	30,777	30,235
Diluted	30,981	30,652	30,777	30,235

(1) Equity-based compensation expense was allocated as follows:
Cost of revenue	$1,613	$1,851	$6,827	$7,799
Research and development	3,171	3,408	13,231	14,971
Selling and marketing	679	924	3,016	3,907
General and administrative	3,813	4,225	16,508	17,804
Total equity-based compensation expense	$9,276	$10,408	$39,582	$44,481

FULGENT GENETICS, INC.
Non-GAAP Income Reconciliation
Three and Twelve Months Ended December 31, 2025, and 2024
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net loss attributable to Fulgent	$(23,418)	$(5,888)	$(60,513)	$(42,708)
Amortization of intangible assets	2,026	1,992	8,031	7,965
Equity-based compensation expense	9,276	10,408	39,582	44,481
Impairment loss (1)	—	—	9,926	10,073
Acquisition-related costs (2)	1,537	—	1,924	—
Professional liability expense	14,500	—	14,500	—
Non-GAAP tax effect	1,233	(5,349)	(233)	(4,780)
Non-GAAP income attributable to Fulgent	$5,154	$1,163	$13,217	$15,031

Net loss per common share attributable to Fulgent:
Basic	$(0.76)	$(0.19)	$(1.97)	$(1.41)
Diluted	$(0.76)	$(0.19)	$(1.97)	$(1.41)

Non-GAAP income per common share attributable to Fulgent:
Basic	$0.17	$0.04	$0.43	$0.50
Diluted	$0.16	$0.04	$0.42	$0.49

Weighted average common shares:
Basic	30,981	30,652	30,777	30,235
Diluted	31,718	31,184	31,102	30,530

(1) Consists of a one-time, non-cash charge related to impairment of a prior investment.

(2) Consists of acquisition-related costs related to the acquisition of StrataDx and Bako for the three months ended December 31, 2025. The acquisition-related costs for the twelve months ended December 31, 2025 also included costs for the acquisition of ANP.

FULGENT GENETICS, INC.
Non-GAAP Adjusted EBITDA Reconciliation
Three and Twelve Months Ended December 31, 2025, and 2024
(in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net loss attributable to Fulgent	$(23,418)	$(5,888)	$(60,513)	$(42,708)
Interest income, net	(6,920)	(8,083)	(30,844)	(31,474)
Benefit from income taxes	(5,624)	(1,855)	(8,394)	(8,136)
Depreciation and amortization	6,112	6,192	24,123	24,928
Equity-based compensation expense	9,276	10,408	39,582	44,481
Insurance expense related to transferable tax credits	—	—	283	—
Impairment loss	—	—	9,926	10,073
Acquisition-related costs	1,537	—	1,924	—
Professional liability expense	14,500	—	14,500	—
Adjusted EBITDA	$(4,537)	$774	$(9,413)	$(2,836)

FULGENT GENETICS, INC.
Non-GAAP Operating Margin
Three and Twelve Months Ended December 31, 2025, and 2024
(in thousands, except percentages)
	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenue	$83,336	$76,214	$322,671	$283,470
Cost of revenue	50,754	44,365	191,796	176,255
Gross profit	32,582	31,849	130,875	107,215
Gross margin	39.1%	41.8%	40.6%	37.8%

Equity-based compensation included in cost of revenue	1,613	1,851	6,827	7,799
Non-GAAP gross profit	34,195	33,700	137,702	115,014
Non-GAAP gross margin	41.0%	44.2%	42.7%	40.6%

Operating expenses	68,820	47,984	221,971	181,133
Equity-based compensation included in operating expenses	7,663	8,557	32,755	36,682
Amortization of intangible assets	2,026	1,992	8,031	7,965
Acquisition-related costs	1,537	—	1,924	—
Professional liability expense	14,500	—	14,500	—
Non-GAAP operating expenses	43,094	37,435	164,761	136,486
Non-GAAP operating loss	$(8,899)	$(3,735)	$(27,059)	$(21,472)
Non-GAAP operating margin	-10.7%	-4.9%	-8.4%	-7.6%